UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2008

USG CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-8864	36-3329400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Adams Street, Chicago, Illinois	60661-3676
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 436-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On September 9, 2008, USG Corporation (the “Company”) entered into the Credit Agreement, dated as of September 9, 2008 (the “Credit Agreement”), among the Company, as parent borrower and loan party representative, the subsidiary borrowers party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and the lenders party thereto. The Credit Agreement provides for revolving loans (the “Revolving Loans”) in an aggregate principal amount not to exceed the lesser of $170 million and a borrowing base determined by reference to the trade receivables of the Company and the subsidiary borrowers (as more fully described in the Credit Agreement). The maximum allowable borrowings may be increased at the request of the Company and with the agreement of the lenders, provided that the increased maximum allowable borrowings may not exceed $245 million.

The Revolving Loans bear interest at a floating rate based upon the Alternate Base Rate or, at the option of the Company, the Adjusted LIBO rate (each as described in the Credit Agreement) plus an applicable spread based on the Company’s corporate credit rating. The Company may prepay the Revolving Loans under the Credit Agreement in its discretion without premium or penalty. The termination date of the Credit Agreement is September 9, 2013.

The Credit Agreement also provides for Revolving Loans that, at the request of the Company and in the Administrative Agent’s discretion, result in borrowings that exceed the maximum allowable borrowings under the Credit Agreement (“Overadvances”). Overadvances may not exceed $12.5 million, may not remain outstanding for more than 30 days and bear interest at a floating rate based upon the Alternate Base Rate plus an applicable spread based on the Company’s corporate credit rating plus 2.00%.

The Credit Agreement contains customary representations and warranties. The Credit Agreement also contains usual and customary affirmative and negative covenants that, among other things, restrict the Company’s and certain of its subsidiaries’ ability, in certain circumstances, to (1) incur indebtedness; (2) create liens; (3) merge or consolidate with certain entities; (4) engage in any business other than business of the type or reasonably related to the type conducted on the date of the Credit Agreement; (5) sell, transfer, lease or otherwise dispose of assets; (6) make certain investments, loans or advances; (7) engage in sale-leaseback transactions; (8) enter into certain swap or similar agreements; (9) make certain dividends, distributions, repurchases and other restricted payments; and (10) engage in certain affiliate transactions. In addition, the Credit Agreement contains a minimum fixed charge coverage ratio of 1.1 to 1.0, which becomes applicable at such times as Excess Availability (as described in the Credit Agreement) falls below $100 million. The Credit Agreement also contains certain customary events of default, including, but not limited to, the failure to make required payments, material breaches of representations or warranties, the failure to observe certain covenants or agreements, the failure to pay or default of certain other indebtedness, the failure to maintain the guarantee pursuant to the Guarantee Agreement described below, certain adverse material monetary judgments, bankruptcy, insolvency and a change of control. Borrowings under the Credit Agreement are subject to acceleration upon the occurrence of events of default.

In connection with the Credit Agreement, the Company entered into the Guarantee Agreement, dated as of September 9, 2008 (the “Guarantee Agreement”), among the Company, the subsidiary guarantors and the Administrative Agent, pursuant to which the Company and the subsidiary guarantors guarantee the respective obligations of the Company and the subsidiary borrowers under the Credit Agreement.

In connection with the Credit Agreement, the Company also entered into the Pledge and Security Agreement, dated as of September 9, 2008 (the “Pledge and Security Agreement”), among the Company (solely as loan party representative), the subsidiary guarantors and the Administrative Agent, pursuant to which the subsidiary guarantors (but not the Company) pledged a security interest in all trade receivables, and proceeds in respect thereof, and all related deposit accounts to the Administrative Agent as collateral for borrowings under the Credit Agreement.

The Credit Agreement, the Guarantee Agreement and the Pledge and Security Agreement are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K. The foregoing descriptions of the Credit Agreement, the Guarantee Agreement and the Pledge and Security Agreement are qualified in their entirety by reference to the full text of such documents, which are incorporated herein by reference thereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K relating to the Credit Agreement is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
10.1	Credit Agreement, dated September 9, 2008, among USG Corporation, as parent borrower and loan party representative, the subsidiary borrowers party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders party thereto, and the lenders party thereto.*

10.2	Guarantee Agreement, dated as of September 9, 2008, among USG Corporation, the subsidiary guarantors party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.3	Pledge and Security Agreement, dated as of September 9, 2008, among USG Corporation, the subsidiary grantors party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

*	The schedules and exhibits to the Credit Agreement have been omitted. A copy of any omitted schedule or exhibit will be furnished to the Commission supplementally upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION

By: /s/ Richard H. Fleming
Richard H. Fleming,
Executive Vice President and
Chief Financial Officer

Dated: September 15, 2008

EXHIBIT INDEX

Number	Description
10.1	Credit Agreement, dated September 9, 2008, among USG Corporation, as parent borrower and loan party representative, the subsidiary borrowers party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders party thereto, and the lenders party thereto.*

10.2	Guarantee Agreement, dated as of September 9, 2008, among USG Corporation, the subsidiary guarantors party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.3	Pledge and Security Agreement, dated as of September 9, 2008, among USG Corporation, the subsidiary grantors party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

*	The schedules and exhibits to the Credit Agreement have been omitted. A copy of any omitted schedule or exhibit will be furnished to the Commission supplementally upon request.